AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 4th Quarter 2011

For the periods ended December 31, 2011, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, 1-, 3-, 5- and 10-year periods by 49, 50, 46, 40, and 54 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the quarter, 1- and 10-year periods by 38, 2, and 11 basis points, respectively, as shown below.

Performance for periods ended December 31, 2011
(Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.61%	8.34%	7.23%	6.90%	6.32%
HIT Total Net Rate of Return	1.50%	7.86%	6.76%	6.45%	5.89%
Barclays Capital Aggregate Bond Index	1.12%	7.84%	6.77%	6.50%	5.78%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The HIT’s strategy of emphasizing high credit quality multifamily investments, maximizing income and managing interest rate risk produced these strong risk-adjusted returns during a period characterized by market uncertainty and persistent volatility. With its expertise in housing finance and specialization in government-insured multifamily mortgage-backed securities (MBS), the HIT has continued to serve its investors well by generating higher real income than the benchmark while taking less credit risk.

Positive contributions to the HIT’s performance in the fourth quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Relatively strong performance of the agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries tightened on many securities.  Ginnie Mae construction loan certificate spreads tightened by approximately 2 basis points (bps) and Fannie Mae multifamily DUS securities tightened across structures, with the 10/9.5s contracting by 36 bps. Ginnie Mae permanent loan certificate spreads widened by about 6 bps.

●
The portfolio’s underweight to Treasuries as risk-adjusted returns were positive for all of the other major sectors in the Barclays Aggregate.  Treasuries comprised 35.2% of the Barclays Aggregate as of December 31, 2011, compared to 7.7% for the HIT’s portfolio.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, which were the second best performing major sector in the index with excess returns of 82 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 19.9% of the index as of December 31, 2011.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 10, 19, 65, and 157 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government sponsored enterprise (GSE) guarantee compared to 75% for the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                              2011 Q4 Highlights

●
The portfolio’s underweight to single family agency MBS (RMBS) as this was the third best performing major sector in the index with excess returns of 24 bps.  At the close of the quarter, the portfolio had an allocation of 26.2% compared to 31.8% for the index.

The HIT enters 2012 well-positioned for continued investment success due to its strong liquidity and its superior portfolio fundamentals, which should offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, as well as its strong pipeline of prospective multifamily investments, many of which are expected to be committed in 2012.  These multifamily investments will provide opportunities for the HIT to continue to earn superior yield on government-guaranteed construction loans, and will have the collateral benefits of putting union members to work, creating affordable housing, and strengthening local communities.

Fourth Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.89%	+0	5.92
Agencies	+0.48%	-9	3.61
Single family agency MBS (RMBS)	+0.88%	+24	2.87
Corporates	+1.93%	+82	6.87
Commercial MBS (CMBS)	+3.11%	+249	3.33
Asset-backed securities (ABS)	+0.23%	-28	3.18
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	9/30/2011	12/31/2011	Change
3 Month	0.020%	0.010%	-0.0102%
6 Month	0.051%	0.056%	0.0051%
1 Year	0.102%	0.102%	0.0000%
2 Year	0.243%	0.239%	-0.0039%
3 Year	0.402%	0.354%	-0.0480%
5 Year	0.952%	0.832%	-0.1200%
7 Year	1.432%	1.344%	-0.0871%
10 Year	1.915%	1.876%	-0.0392%
30 Year	2.913%	2.894%	-0.0193%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                              2011 Q4 Highlights

Portfolio Data as of December 31, 2011

Net Assets	$4,262,471,057
Portfolio Effective Duration	4.251 years
Portfolio Average Coupon	4.41%
Portfolio Current Yield	4.28%
Portfolio Yield to Worst	2.83%
Convexity	-0.019
Maturity	9.599 years

Portfolio Percentage in Each of the Following Categories: 1

Agency Multifamily MBS	64.39%
Agency Single-Family MBS	26.16%
U.S. Treasury	7.68%
AAA Private-Label CMBS	0.47%
Cash & Short-Term Securities	1.30%

Portfolio Percentage in Each of the Following Categories: 1

Mortgage-Backed Securities	26.16%
CMBS – Agency Multifamily*	58.80%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	7.68%
State Housing Bonds	5.67%
Construction & Permanent Mortgages	0.39%
Cash & Short-Term Securities	1.30%
* Includes multifamily MBS (46.24%), AAA Private-Label CMBS (0.47%)
and multifamily Construction MBS (12.09%).

Geographical Distribution of Long-Term Portfolio:2

West	5.43%
Midwest	16.81%
South	2.74%
East	25.41%
National Mortgage Pools	49.61%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                              2011 Q4 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	1.30%	5-5.99 years	1.46%
0-0.99 years	7.33%	6-6.99 years	4.32%
1-1.99 years	19.32%	7-7.99 years	2.40%
2-2.99 years	30.73%	8-8.99 years	5.62%
3-3.99 years	15.82%	9-9.99 years	1.29%
4-4.99 years	4.32%	Over 10 years	6.09%

Maturity Distribution (based on average life):

0 – 1 year	5.11%
1 – 2.99 years	34.81%
3 – 4.99 years	31.88%
5 – 6.99 years	8.05%
7 – 9.99 years	12.11%
10 – 19.99 years	2.31%
Greater than 20 years	5.74%

Quality Distribution: 3,4

Government or Agency	93.38%
AAA	0.48%
AA	4.03%
A	2.11%

Bond Sector Distribution: 3,4

MBS	92.22%
Treasury	7.78%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.